Exhibit (h)(13)

                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                         Contractual Expense Limitations

Deutsche Investment Management Americas, Inc. (the "Adviser") agrees to contractually waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain the Fund's total operating expenses at no more than the expense ratios listed below, for the period October 1, 2003 through September 30, 2005. The following expenses are excluded from the expense limitation: (aa) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser or its subsidiaries or affiliates; (bb) taxes, if any, levied against the Fund or any of its series; (cc) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the series; (dd) costs, including the interest expenses, of borrowing money; (ee) fees and expenses of Board members who are not officers, employees, or stockholders of the Adviser or its subsidiaries or affiliates, and the fees and expenses of any counsel, accountants, or any other persons engaged by such Board members in connection with the duties of their office with the Fund; (ff) extraordinary expenses, including extraordinary legal expenses to the extent authorized by the Board, as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its Board members, officers, employees, shareholders, distributors, and agents with respect thereto; (gg) organizational and offering expenses of the Fund and the series to the extent authorized by the Board, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and
(hh) any expenses allocated to a specific series pursuant to a Rule 12b-1 distribution plan.

-------------------------------------------------------------------------------------
                    Fund                             Class        Expense Caps (b.p.)
-------------------------------------------------------------------------------------
Scudder 21st Century Growth                            A              150.0
                                                       B              150.0
                                                       C              150.0
                                                       I              150.0
                                                       S              150.0
                                                     AARP             150.0
-------------------------------------------------------------------------------------
Scudder Development                                    S              150.0
                                                     AARP             150.0
-------------------------------------------------------------------------------------
Scudder Global Discovery                               A              150.0
                                                       B              150.0
                                                       C              150.0
                                                       S              150.0
                                                     AARP             150.0
-------------------------------------------------------------------------------------
Scudder Large Company Growth                           A              105.0
                                                       B              105.0
                                                       C              105.0
                                                       I              105.0
                                                       S              105.0
                                                     AARP             105.0
-------------------------------------------------------------------------------------



                         Contractual Expense Limitations
                                   (continued)

-------------------------------------------------------------------------------------
                    Fund                             Class        Expense Caps (b.p.)
-------------------------------------------------------------------------------------
Scudder Small Company Stock                     A                150.0
                                                B                150.0
                                                C                150.0
                                                S                150.0
                                              AARP               150.0
-------------------------------------------------------------------------------------
Scudder Small Company Value                     A                150.0
                                                B                150.0
                                                C                150.0
                                                S                150.0
-------------------------------------------------------------------------------------
Scudder High Yield Tax Free                     A                90.0
                                                B                90.0
                                                C                90.0
                                                S                90.0
                                              AARP               90.0
                                          Institutional          75.0
-------------------------------------------------------------------------------------
Scudder Managed Muni Bonds                      A                80.0
                                                B                80.0
                                                C                80.0
                                                S                80.0
                                              AARP               80.0
                                          Institutional          54.0
-------------------------------------------------------------------------------------
Scudder Massachusetts Tax Free                  A                80.0
                                                B                80.0
                                                C                80.0
                                                S                80.0
                                              AARP               80.0
-------------------------------------------------------------------------------------
Scudder Medium Term Tax Free                    A                80.0
                                                B                80.0
                                                C                80.0
                                                S                80.0
                                              AARP               80.0
-------------------------------------------------------------------------------------
Scudder Tax Free Money                          S                80.0
                                              AARP               80.0
-------------------------------------------------------------------------------------
Scudder Cash Investment Trust                   S                100.0
                                              AARP               100.0
-------------------------------------------------------------------------------------
Scudder US Treasury Money                       S                100.0
                                              AARP               100.0
-------------------------------------------------------------------------------------
Scudder MM Series: Institutional          Institutional          15.0
Scudder MM Series: Managed                   Managed             20.0
Scudder MM Series: Premium                      S                50.0
Scudder MM Series: Premium                    AARP               50.0
Scudder MM Series: Prime                        S                50.0
Scudder MM Series: Prime                      AARP               50.0
-------------------------------------------------------------------------------------

                                       2

-------------------------------------------------------------------------------------
                    Fund                             Class        Expense Caps (b.p.)
-------------------------------------------------------------------------------------
Scudder Emerging Markets Growth                 A                175.0
                                                B                175.0
                                                C                175.0
                                                S                175.0
                                              AARP               175.0
-------------------------------------------------------------------------------------
Scudder Emerging Markets Income                 A                140.0
                                                B                140.0
                                                C                140.0
                                                S                140.0
                                              AARP               140.0
-------------------------------------------------------------------------------------
Scudder Gold and Precious Metals                A                150.0
                                                B                150.0
                                                C                150.0
                                                S                150.0
                                              AARP               150.0
-------------------------------------------------------------------------------------
Scudder Latin America                           A                175.0
                                                B                175.0
                                                C                175.0
                                                M                175.0
                                                S                175.0
                                              AARP               175.0
-------------------------------------------------------------------------------------
Scudder Pacific Opportunities                   A                175.0
                                                B                175.0
                                                C                175.0
                                                S                175.0
                                              AARP               175.0
-------------------------------------------------------------------------------------
Scudder GNMA                                    S                90.0
                                              AARP               90.0
-------------------------------------------------------------------------------------
Scudder High Yield Opportunity                  A                105.0
                                                B                105.0
                                                C                105.0
                                                S                105.0
                                              AARP               105.0
-------------------------------------------------------------------------------------
Scudder Income                                  A                90.0
                                                B                90.0
                                                C                90.0
                                                I                90.0
                                                S                90.0
                                              AARP               90.0
-------------------------------------------------------------------------------------
Scudder Short Term Bond                         A                90.0
                                                B                90.0
                                                C                90.0
                                                S                90.0
                                              AARP               90.0
-------------------------------------------------------------------------------------

                                       3

-------------------------------------------------------------------------------------
                    Fund                             Class        Expense Caps (b.p.)
-------------------------------------------------------------------------------------
Scudder Global Bond                             A                130.0
                                                B                130.0
                                                C                130.0
                                                S                130.0
                                              AARP               130.0
-------------------------------------------------------------------------------------
Scudder S&P 500 Index                           S                50.0
                                              AARP               50.0
-------------------------------------------------------------------------------------
Scudder Select 1000 Growth                      A                100.0
                                                B                100.0
                                                C                100.0
                                                S                100.0
                                              AARP               100.0
-------------------------------------------------------------------------------------
Scudder Select 500                              A                100.0
                                                B                100.0
                                                C                100.0
                                                S                100.0
                                              AARP               100.0
-------------------------------------------------------------------------------------
Scudder Global                                  A                145.5
                                                B                147.5
                                                C                146.5
                                                S                144.5
                                              AARP               144.5
-------------------------------------------------------------------------------------
Scudder Gr Europe Growth                        A                146.5
                                                B                148.0
                                                C                147.0
                                                S                145.5
                                              AARP               145.5
-------------------------------------------------------------------------------------
Scudder International                           A                134.5
                                                B                136.5
                                                C                135.5
                                                I                93.5
                                                S                124.0
                                              AARP               134.0
-------------------------------------------------------------------------------------
Scudder Healthcare                              A                140.0
                                                B                142.0
                                                C                141.0
                                                I                130.0
                                                S                139.0
                                              AARP               139.0
-------------------------------------------------------------------------------------
Scudder Technology Innovation                   A                152.0
                                                B                158.0
                                                C                157.0
                                                S                155.0
                                              AARP               155.0
-------------------------------------------------------------------------------------
Scudder Balanced                                S                91.5
                                              AARP               91.5
-------------------------------------------------------------------------------------


                                       4

-------------------------------------------------------------------------------------
                    Fund                             Class        Expense Caps (b.p.)
-------------------------------------------------------------------------------------
Scudder Capital Growth                          A                100.0
                                                B                101.5
                                                C                100.0
                                                I                75.0
                                                S                99.0
                                              AARP               99.0
                                          Institutional          86.0
-------------------------------------------------------------------------------------
Scudder Growth and Income                       A                95.0
                                                B                97.0
                                                C                96.0
                                                S                94.0
                                              AARP               80.5
                                          Institutional          73.0
-------------------------------------------------------------------------------------
Scudder Large Comp Value                        A                100.5
                                                B                102.0
                                                C                101.0
                                                I                75.0
                                                S                99.5
                                              AARP               99.5
-------------------------------------------------------------------------------------




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